UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2006
PIKE ELECTRIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
100 Pike Way
Mount Airy, NC 27030
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (336) 789-2171
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
     On November 13, 2006, Pike Electric Corporation (the “Company”) announced the appointment of Mr. Jim Benfield to the position of Southern Region Vice President. Mr. Benfield previously has served as the Company’s Northern Region Vice President and the Company’s Senior Vice President of Administrative Services. Mr. Benfield is a graduate of North Carolina State University and has worked with Pike Electric for over 20 years in various capacities.
     Mr. Jim Fox, currently the Company’s General Counsel and Vice President for Risk Management, assumed the additional departments and duties of Human Resources and Administrative services upon Mr. Benfield’s move to the Company’s Southern Region.
     The Company issued a press release on November 13, 2006 announcing Mr. Benfield’s appointment, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits
The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description

99.1	Press release issued November 13, 2006 announcing the appointment of Jim Benfield as Southern Region Vice President.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION

Date: November 14, 2006	By:	/s/ James R. Fox

Name: James R. Fox Title: Vice President and General Counsel

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
November 13, 2006	1-32582
PIKE ELECTRIC CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued November 13, 2006 announcing the appointment of Jim Benfield as Southern Region Vice President.